Exhibit 10.1

AMENDMENT TO REINSURANCE AGREEMENT

                THIS AMENDMENT TO REINSURANCE AGREEMENT (this “Amendment”), effective December 1, 2007, is by and between American Heritage Life Insurance Company (“Ceding Company”) and Allstate Life Insurance Company (“Reinsurer”).

RECITALS

                WHEREAS, Ceding Company and Reinsurer’s predecessor, Columbia Universal Life Insurance Company (“CUL”), entered into that certain Reinsurance Agreement, dated as of February 1, 1998 (the “Agreement”), and CUL transferred and assigned all of its rights, duties, obligations and liabilities under the agreement to Reinsurer effective June 30, 2004 pursuant to a Novation and Assignment Agreement dated July 26, 2004.

                WHEREAS, Ceding Company and Reinsurer desire to make certain amendments to the Agreement as more particularly described herein.

AGREEMENT

                NOW, THEREFORE, for good and valuable consideration and for the mutual covenants set forth below, the parties hereto, intending legally to be bound, hereby agree as follows:

1.                                       Ceding Company and Reinsurer hereby agree to insert the following to Section 5. Premium Payments and Section 6. Claims Services respectively:

5.3              Ceding Company shall pay premiums to Reinsurer no less frequently than quarterly and within 90 days of receipt from insured.

6.4               Not withstanding the above, Reinsurer shall pay claims to Ceding Company no less frequently than quarterly and within 90 days of final determination and notification to Reinsurer of claim amount.

2.                                       Unless expressly modified by this Amendment, the terms and conditions of the Agreement remain unchanged and in full force and effect.

3.                                       This Amendment shall be binding on the parties hereto, including their successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.

AMERICAN HERITAGE LIFE INSURANCE COMPANY

By:	/s/Samuel H.Pilch
Name:	Samuel H. Pilch
Title:	Group Vice President

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/Samuel H.Pilch
Name:	Samuel H. Pilch
Title:	Group Vice President and Controller